UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21162

Name of Fund:  Merrill Lynch Fundamental Growth Principal Protected Fund of
               Merrill Lynch Principal Protected Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 -   Report to Stockholders


Semi-Annual Report
February 28, 2006


Merrill Lynch
Fundamental Growth
Principal Protected Fund
Of Merrill Lynch Principal Protected Trust


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Fundamental Growth
Principal Protected Fund of
Merrill Lynch Principal Protected Trust
Box 9011 Princeton, NJ 08543-9011


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Merrill Lynch Fundamental Growth Principal Protected Fund


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Portfolio Information as of February 28, 2006



Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

Exxon Mobil Corp.                                  3.5%
Alcon, Inc.                                        2.7
General Electric Co.                               2.6
Procter & Gamble Co.                               2.1
Schlumberger Ltd.                                  2.1
Transocean, Inc.                                   2.1
3M Co.                                             2.0
WellPoint, Inc.                                    2.0
Halliburton Co.                                    1.8
Amgen, Inc.                                        1.7



                                               Percent of
                                                 Total
Asset Mix                                     Investments

Common Stock                                      65.0%
Fixed Income Securities                           33.5
Other*                                             1.5

 * Includes portfolio holdings in short-term investments.



Five Largest Industries                        Percent of
(Equity Investments)                           Net Assets

Energy Equipment & Services                        8.7%
Chemicals                                          6.3
Health Care Providers & Services                   5.2
Oil, Gas & Consumable Fuels                        5.1
Industrial Conglomerates                           4.6


   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



A Letter From the President


Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:


Total Returns as of February 28, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%        + 8.40%
Small cap U.S. equities (Russell 2000 Index)                            +10.24         +16.59
International equities (MSCI Europe, Australasia, Far East Index)       +15.14         +17.41
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11         + 2.74
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99         + 3.87
High yield bonds (Credit Suisse High Yield Index)                       + 1.89         + 3.27


The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund met its primary objective of preserving investor principal while also outpacing the average return of the Lipper Balanced Target Maturity Funds category.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, Merrill Lynch Fundamental Growth Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +2.63%, +2.21%, +2.17% and +2.78%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's all-equity benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P 500/Citigroup Growth Index, returned +5.93% and +3.43%, respectively.

Because the Fund incorporates a fixed income component, its returns may be greater or less than those provided by the equity markets alone. The fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, returned -.11% for the six-month period. Thus, the Fund's fixed income allocation produced a drag versus the all-equity benchmarks. Importantly, however, the Fund met its objective of protecting investor principal while also outpacing the +1.57% average return of the Lipper Balanced Target Maturity Funds category for the six months ended February 28, 2006. (Funds in this Lipper category invest to provide a guaranteed return of investment at maturity. Some of the assets are invested in zero-coupon U.S. Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.)

The equity, bond and commodity markets continued to follow a relatively unpredictable and volatile pattern during the six months ended February 28, 2006. Total returns varied among regions and sectors, with the S&P Utilities Index returning +1.83%, for example, and the Morgan Stanley Capital International Emerging Markets Latin America Index returning +41.70%. The returns of large capitalization U.S. growth stocks (as represented by the +3.43% return of the S&P 500/Citigroup Growth Index) were less than half of large cap value stock returns (as represented by the +8.48% return of the S&P 500/Citigroup Value Index) during the reporting period. Small cap and mid cap indexes also provided significantly better investment returns than their large cap counterparts. We are pleased with the performance of the actively managed equity portfolio in what was a challenging period for large cap growth investing.

Within the equity portfolio, performance benefited most from favorable stock selection in the underweighted consumer discretionary sector, where top performers included Starbucks Corp., Wynn Resorts Ltd., Staples Inc., Walt Disney Co., Nike, Inc. and Coach, Inc. A continuing positive for more than three years has been our investment holdings in the overweighted energy sector. The major contributors during this six-month period were repeat winners such as Schlumberger Ltd., Transocean, Inc., Baker Hughes, Inc. and Halliburton Co. Investments in the industrials sector also aided performance, led by our positions in Caterpillar, Inc., Lockheed Martin Corp., 3M Co., MSC Industrial Direct Co., General Electric Co., Fluor Corp. and Boeing Co. In the materials sector, our positions in Air Products & Chemicals Inc., Praxair, Inc. and E.I. DuPont de Nemours & Co. benefited performance. The leading emerging economies in Asia have industrial development programs that require enormous amounts of the products and services offered by these companies.

Detracting most from the performance of the equity portfolio was our avoidance of a number of financial services companies, including American International Group, Inc. (AIG), Freddie Mac and American Express Co., which performed well during the period. We believe that the Federal Reserve Board (the Fed) is prepared to increase short-term interest rates several more times, which may not bode well for the profits of these financial services companies. In addition, we believe increased regulatory scrutiny will heighten pressure on pricing of AIG's products and impact the long-term investment return available to AIG shareholders.


What changes were made to the portfolio during the period?

A mathematical formula is used to determine the allocation between the Fund's equity and fixed income components. During the six-month period, the Fund's equity component ranged from 59.1% of net assets to 66.2%, and the fixed income allocation ranged from 33.8% of net assets to 40.9%. The Fund's fixed income component was invested in U.S. Treasury zero-coupon bonds set to mature close to the expiration of the Fund, which is seven years from its commencement of operations (November 13, 2009).



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



In the equity portfolio, we sold our position in Microsoft Corporation and replaced it with investments in information technology companies in India, where valuations appear reasonable and growth in revenue, earnings and rates of return is much stronger than we are seeing among U.S. information technology companies. Also during the period, we opted not to invest in Dell, Inc. and Intel Corp., two of the leading technology companies in the United States. This proved to be a positive in terms of relative performance.

Overall, we continue to significantly underweight the information technology sector relative to our equity benchmarks. We believe that companies in China, South Korea and Taiwan are gaining the upper-hand in supplying both computing and communication equipment systems to the world's major customers, both private and public. In the information technology software and services sector, we look to the investment opportunities among the leading companies in India. The Indian companies added to the portfolio during the period were Cognizant Technology Solutions Corp., Satyam Computer Services Ltd., Tata Consultancy Services Ltd. and Infosys Technologies Ltd.

The Fund's equity portfolio also is relatively underinvested in companies in the consumer discretionary sector. In our view, the combination of higher interest rates and more limited availability of residential real estate financing is reducing the liquidity available to families to purchase or update new or existing homes. Similarly, the higher cost of energy and public services is reducing the discretionary income of households, further supporting our underweight position in the consumer discretionary sector.

Our focus during the period continued to be on the energy sector, where private companies and governments are increasing their spending in efforts to find new reserves of oil and other energy resources. We were also attracted to industrial companies providing new electric power generating equipment and commercial aviation craft and other industrial and commercial equipment to the rapidly growing economies in Asia, where China leads the capital investment boom.


How would you characterize the Fund's position at the close of the period?

In seeking to meet its objective of principal protection and potential for capital growth, the allocation between the Fund's fixed income and equity components will continue to vary as market conditions change. As of February 28, 2006, the Fund was invested 65.6% in equities and 33.8% in fixed income securities as a percent of net assets. This compared to an allocation of 59.8% equities and 37.7% fixed income six months ago.

The equity portfolio ended the period overweight in the energy, industrials and materials sectors, reflecting our view that global economic growth is relatively strong. However, the strength in demand growth for both consumer and industrial capital goods is lodged in the Asia-Pacific region, particularly in China, where the nation's economic growth plans are resulting in economic growth rates near 10%. The demand for products, materials, energy and services over the next five years could be unprecedented in modern times. Secondarily, the economic growth and development plans of the government of India are a meaningful contributor to the demand for sophisticated industrial and commercial products and systems, as many millions of people are drawn into the middle-class sector of the society.

In the United States, we anticipate that demand for the services of HMOs (health maintenance organizations) will remain strong over the intermediate-term as these private organizations become major suppliers and administrators of what traditionally have been public sector healthcare services. The relative magnitude and growth in demand for healthcare services has overwhelmed the federal and state governments, and the HMOs are being enlisted as the providers of a rational delivery system for services. Also, we are focused on biotechnology companies in the pharmaceutical area, where the products are relatively moderate in price and efficacious at prolonging and improving the quality of life. Against this backdrop, the health care sector is an important part of our research efforts and our investments in this sector are highly focused.


Lawrence R. Fuller
Vice President and Equity Portfolio Manager


March 15, 2006


After a distinguished 38-year career, Portfolio Manager Larry Fuller announced his retirement from the investment management business, effective March 31, 2006. Mr. Fuller began his career in 1968. He joined Merrill Lynch Investment Managers (MLIM) in October 1992 and was Equity Portfolio Manager of Merrill Lynch Fundamental Growth Principal Protected Fund since its inception in 2002. He also managed several other related portfolios. Mr. Fuller has been a successful portfolio manager highly regarded for his experience, insights and warmth. Thomas E. Burke, the Fund's associate portfolio manager who has worked closely with Mr. Fuller for 13 years, has become Portfolio Manager of the Fund, effective the same date. Mr. Fuller's colleagues at MLIM join the Fund's Board of Trustees in wishing Mr. Fuller well in his retirement.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Performance Data (continued)

Recent Performance Results
                                                                      6-Month            12-Month       Since Inception
As of February 28, 2006                                             Total Return       Total Return       Total Return
ML Fundamental Growth Principal Protected Fund Class A Shares*         +2.63%             +5.22%             +15.63%
ML Fundamental Growth Principal Protected Fund Class B Shares*         +2.21              +4.39              +12.75
ML Fundamental Growth Principal Protected Fund Class C Shares*         +2.17              +4.36              +12.69
ML Fundamental Growth Principal Protected Fund Class I Shares*         +2.78              +5.47              +16.56
S&P 500 (R) Index**                                                    +5.93              +8.40              +53.98
S&P 500/Citigroup Growth Index***                                      +3.43              +4.86              +37.05
Lehman Brothers Aggregate Bond Index****                               -0.11              +2.74              +13.17


    * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.

   ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
      U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of
      NYSE issues. Since inception total return is from 11/13/02.

  *** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth"
      performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. Since inception total return is from 11/13/02.

 **** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 11/13/02.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Performance Data (concluded)


Average Annual Total Return


                                    Return Without      Return With
                                     Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 2/28/06                  +5.22%             -0.30%
Inception (11/13/02)
through 2/28/06                         +4.51              +2.81


 * Maximum sales charge is 5.25%.

 ** Assuming maximum sales charge.



                                    Return Without      Return With
                                         CDSC              CDSC**
Class B Shares*

One Year Ended 2/28/06                  +4.39%             +0.39%
Inception (11/13/02)
through 2/28/06                         +3.71              +2.86

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without      Return With
                                         CDSC              CDSC**
Class C Shares*

One Year Ended 2/28/06                  +4.36%             +3.36%
Inception (11/13/02)
through 2/28/06                         +3.69              +3.69

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                             Return

One Year Ended 2/28/06                                     +5.47%
Inception (11/13/02)
through 2/28/06                                            +4.76



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2005 and held through February 28, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value        September 1, 2005
                                                      September 1,          February 28,         to February 28,
                                                          2005                  2006                   2006
Actual

Class A                                                  $1,000              $1,026.30               $10.05
Class B                                                  $1,000              $1,022.10               $13.84
Class C                                                  $1,000              $1,021.70               $13.89
Class I                                                  $1,000              $1,027.80               $ 8.80

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,014.88               $ 9.99
Class B                                                  $1,000              $1,011.11               $13.76
Class C                                                  $1,000              $1,011.06               $13.81
Class I                                                  $1,000              $1,016.12               $ 8.75


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (2.00% for Class A, 2.76% for Class B, 2.77% for Class C and 1.75% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Schedule of Investments


                                                        Shares
Industry  Common Stocks                                   Held         Value

Aerospace & Defense--3.3%

              Boeing Co.                                23,500   $    1,708,215
              Lockheed Martin Corp.                     20,400        1,486,548
              United Technologies Corp.                 16,700          976,950
                                                                 --------------
                                                                      4,171,713

Beverages--0.8%

              PepsiCo, Inc.                             17,600        1,040,336

Biotechnology--3.0%

              Amgen, Inc. (a)                           29,600        2,234,504
              Genzyme Corp. (a)                         22,500        1,560,150
                                                                 --------------
                                                                      3,794,654

Capital Markets--1.2%

              Franklin Resources, Inc.                  14,400        1,478,592

Chemicals--6.3%

              Air Products & Chemicals, Inc.            30,100        1,931,216
              The Dow Chemical Co.                      50,600        2,177,318
              E.I. du Pont de Nemours & Co.             30,500        1,227,320
              Nalco Holding Co. (a)                     32,800          574,000
              Praxair, Inc.                             39,200        2,116,016
                                                                 --------------
                                                                      8,025,870

Commercial Banks--1.8%

              Bank of America Corp.                     29,000        1,329,650
              Sumitomo Mitsui Financial Group, Inc.         85          927,757
                                                                 --------------
                                                                      2,257,407

Communications Equipment--1.0%

              Telefonaktiebolaget LM Ericsson (b)       38,600        1,316,260

Construction & Engineering--0.4%

              Fluor Corp.                                3,600          310,680
              Jacobs Engineering Group, Inc. (a)         2,800          240,072
                                                                 --------------
                                                                        550,752

Diversified Financial Services--0.8%

              Citigroup, Inc.                           23,200        1,075,784

Energy Equipment & Services--8.7%

              Baker Hughes, Inc.                        25,400        1,726,438
              Grant Prideco, Inc. (a)                   14,000          566,580
              Halliburton Co.                           33,700        2,291,600
              National Oilwell Varco, Inc. (a)          20,500        1,248,040
              Schlumberger Ltd.                         22,800        2,622,000
              Transocean, Inc. (a)                      35,500        2,633,390
                                                                 --------------
                                                                     11,088,048

Health Care Equipment & Supplies--3.5%

              Alcon, Inc.                               30,000        3,454,800
              Medtronic, Inc.                           19,000        1,025,050
                                                                 --------------
                                                                      4,479,850

Health Care Providers & Services--5.2%

              Caremark Rx, Inc. (a)                     23,400        1,164,150
              Covance, Inc. (a)                          4,900          276,605
              Sierra Health Services, Inc. (a)          14,200          591,998
              UnitedHealth Group, Inc.                  36,700        2,137,041
              WellPoint, Inc. (a)                       33,000        2,534,070
                                                                 --------------
                                                                      6,703,864



                                                        Shares
Industry  Common Stocks                                   Held         Value

Hotels, Restaurants & Leisure--3.6%

              Starbucks Corp. (a)                       53,600   $    1,946,752
              Station Casinos, Inc.                      4,100          280,645
              Wynn Resorts Ltd. (a)(e)                  19,900        1,322,355
              Yum! Brands, Inc.                         21,300        1,016,010
                                                                 --------------
                                                                      4,565,762

Household Products--2.1%

              Procter & Gamble Co.                      44,600        2,672,878

IT Services--2.9%

              Cognizant Technology Solutions
                 Corp. (a)                              17,300          996,653
              Hewitt Associates, Inc. Class A (a)       17,200          464,228
              Infosys Technologies Ltd.                 13,400          850,014
              Satyam Computer Services Ltd.             55,000          952,515
              Tata Consultancy Services Ltd.            11,900          453,209
                                                                 --------------
                                                                      3,716,619

Industrial Conglomerates--4.6%

              3M Co.                                    34,900        2,568,291
              General Electric Co.                     102,600        3,372,462
                                                                 --------------
                                                                      5,940,753

Internet & Catalog Retail--1.0%

              eBay, Inc. (a)                            31,300        1,253,878

Internet Software & Services--1.8%

              Google, Inc. Class A (a)                   1,900          688,978
              Yahoo!, Inc. (a)                          51,600        1,654,296
                                                                 --------------
                                                                      2,343,274

Machinery--2.8%

              Caterpillar, Inc.                         21,100        1,541,988
              ITT Industries, Inc.                      20,600        1,081,500
              Pall Corp.                                33,800          994,396
                                                                 --------------
                                                                      3,617,884

Media--0.8%

              Walt Disney Co.                           39,000        1,091,610

Oil, Gas & Consumable Fuels--5.1%

              ConocoPhillips                            14,700          896,112
              Exxon Mobil Corp.                         76,300        4,529,931
              Sunoco, Inc.                              14,700        1,089,270
                                                                 --------------
                                                                      6,515,313

Pharmaceuticals--0.2%

              MGI Pharma, Inc. (a)                      12,400          218,612

Specialty Retail--1.4%

              Staples, Inc.                             74,950        1,839,273

Textiles, Apparel & Luxury Goods--1.8%

              Coach, Inc. (a)                           35,000        1,250,200
              Nike, Inc. Class B                        11,800        1,024,004
                                                                 --------------
                                                                      2,274,204



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Schedule of Investments (concluded)


                                                        Shares
Industry  Common Stocks                                   Held         Value

Tobacco--1.2%

              Altria Group, Inc.                        20,900   $    1,502,710

Trading Companies & Distributors--0.3%

              MSC Industrial Direct Co. Class A          7,800          369,486

              Total Common Stocks
              (Cost--$69,080,760)--65.6%                             83,905,386



        Face
      Amount  U.S. Government Obligations

              U.S. Treasury STRIPS (f):
$ 29,154,000     3.198%** due 8/15/2009                              24,880,548
  21,855,000     3.858%** due 11/15/2009                             18,432,114

              Total U.S. Government Obligations
              (Cost--$45,104,996)--33.8%                             43,312,662



        Face
      Amount  Short-Term Securities                                    Value

Time--Deposit

$     18,794  Brown Brothers Harriman, 3.88%
                 due 3/1/2006                                     $      18,794



  Beneficial
    Interest

$    650,450  Merrill Lynch Liquidity Series, LLC
                 Cash Sweep Series I, 4.42% (c)(g)                      650,450
   1,237,600  Merrill Lynch Liquidity Series, LLC
                 Money Market Series, 4.53% (c)(d)(g)                 1,237,600

              Total Short-Term Securities
              (Cost--$1,906,844)--1.5%                                1,906,844

Total Investments
(Cost--$116,092,600*)--100.9%                                       129,124,892
Liabilities in Excess of Other Assets--(0.9%)                       (1,188,058)
                                                                 --------------
Net Assets--100.0%                                               $  127,936,834
                                                                 ==============

  * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                          $    116,797,651
                                            ================
    Gross unrealized appreciation           $     15,804,266
    Gross unrealized depreciation                (3,477,025)
                                            ----------------
    Net unrealized appreciation             $     12,327,241
                                            ================


 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I, 4.42%             $(1,725,097)       $43,337
    Merrill Lynch Liquidity Series, LLC
       Money Market Series, 4.53%             $ 1,237,600        $10,582


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Separately Traded Registered Interest and Principal of Securities (STRIPS).

(g) Variable rate security.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-clasifications for reporting ease. Industries are shown as a percentage of net assets.

    See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Statement of Assets and Liabilities

As of February 28, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $1,209,390) (identified cost--$114,204,550)                                                      $   127,236,842
       Investments in affiliated securities, at value (identified cost--$1,888,050)                                     1,888,050
       Foreign cash (cost--$7,129)                                                                                          7,228
       Receivables:
           Securities sold                                                                     $       732,356
           Dividends                                                                                   114,261
           Securities lending                                                                            2,824            849,441
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    2,050
                                                                                                                  ---------------
       Total assets                                                                                                   129,983,611
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                        1,237,600
       Deferred foreign capital gain tax                                                                                    5,513
       Payables:
           Beneficial interest redeemed                                                                508,248
           Distributor                                                                                  92,249
           Financial warranty fee                                                                       80,866
           Investment adviser                                                                           57,697
           Other affiliates                                                                             41,685            780,745
                                                                                               ---------------
       Accrued expenses                                                                                                    22,919
                                                                                                                  ---------------
       Total liabilities                                                                                                2,046,777
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   127,936,834
                                                                                                                  ===============

Net Assets Consist of

       Paid-in capital, unlimited number of shares of beneficial interest authorized                              $   114,865,820
       Accumulated investment loss--net                                                        $     (353,199)
       Undistributed realized capital gains--net                                                       397,335
       Unrealized appreciation--net                                                                 13,026,878
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 13,071,014
                                                                                                                  ---------------
       Net Assets                                                                                                 $   127,936,834
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $4,088,303 and 391,932 shares of beneficial
       interest outstanding                                                                                       $         10.43
                                                                                                                  ===============
       Class B--Based on net assets of $70,771,866 and 6,824,520 shares of beneficial
       interest outstanding                                                                                       $         10.37
                                                                                                                  ===============
       Class C--Based on net assets of $46,563,933 and 4,479,700 shares of beneficial
       interest outstanding                                                                                       $         10.39
                                                                                                                  ===============
       Class I--Based on net assets of $6,512,732 and 624,876 shares of beneficial
       interest outstanding                                                                                       $         10.42
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Statement of Operations

For the Six Months Ended February 28, 2006
Investment Income

       Interest (including $43,337 from affiliates)                                                               $       913,634
       Dividends                                                                                                          506,242
       Securities lending--net                                                                                             10,582
                                                                                                                  ---------------
       Total income                                                                                                     1,430,458
                                                                                                                  ---------------

Expenses

       Financial warranty fee                                                                  $       553,577
       Investment advisory fees                                                                        443,620
       Account maintenance and distribution fees--Class B                                              376,328
       Account maintenance and distribution fees--Class C                                              249,928
       Transfer agent fees--Class B                                                                     47,493
       Accounting services                                                                              46,830
       Transfer agent fees--Class C                                                                     32,479
       Professional fees                                                                                25,466
       Printing and shareholder reports                                                                 19,402
       Trustees' fees and expenses                                                                       9,736
       Custodian fees                                                                                    9,367
       Account maintenance fees--Class A                                                                 5,432
       Transfer agent fees--Class I                                                                      3,760
       Transfer agent fees--Class A                                                                      2,367
       Pricing fees                                                                                        650
       Other                                                                                             8,639
                                                                                               ---------------
       Total expenses                                                                                                   1,835,074
                                                                                                                  ---------------
       Investment loss--net                                                                                             (404,616)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          1,090,062
           Foreign currency transactions--net                                                          (6,452)
           Options written--net                                                                         18,793          1,102,403
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments (including $5,513 deferred foreign capital gain tax)--net                     2,489,135
           Foreign currency transactions--net                                                              337          2,489,472
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          3,591,875
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     3,187,259
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                 February 28,         August 31,
Increase (Decrease) in Net Assets:                                                                   2006                2005
Operations

       Investment income (loss)--net                                                           $     (404,616)    $        55,947
       Realized gain--net                                                                            1,102,403          7,373,394
       Change in unrealized appreciation/depreciation--net                                           2,489,472          2,801,411
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,187,259         10,230,752
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net:
           Class A                                                                                   (165,171)          (427,659)
           Class B                                                                                 (2,574,206)        (4,486,776)
           Class C                                                                                 (1,696,805)        (3,048,456)
           Class I                                                                                   (289,864)          (636,382)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                     (4,726,046)        (8,599,273)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net decrease in net assets derived from beneficial interest transactions                   (16,037,981)       (44,278,072)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (17,576,768)       (42,646,593)
       Beginning of period                                                                         145,513,602        188,160,195
                                                                                               ---------------    ---------------
       End of period*                                                                          $   127,936,834    $   145,513,602
                                                                                               ===============    ===============
           * Undistributed investment income/accumulated investment loss--net                  $     (353,199)    $        51,417
                                                                                               ===============    ===============
             See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Financial Highlights
                                                                                                Class A

                                                                                                                   For the Period
                                                                         For the Six                                November 13,
                                                                         Months Ended      For the Year Ended        2002++ to
The following per share data and ratios have been derived                February 28,          August 31,            August 31,
from information provided in the financial statements.                       2006          2005           2004          2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      10.57   $      10.49   $      10.38   $      10.00
                                                                        ------------   ------------   ------------   ------------
       Investment income--net                                                 .01***         .08***     --***+++++            .04
       Realized and unrealized gain--net                                         .27            .63            .16            .35
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                          .28            .71            .16            .39
                                                                        ------------   ------------   ------------   ------------
       Less dividends and distributions from:
           Investment income--net                                                 --             --          (.05)          (.01)
           Realized gain--net                                                  (.42)          (.63)             --             --
                                                                        ------------   ------------   ------------   ------------
       Total dividends and distributions                                       (.42)          (.63)          (.05)          (.01)
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      10.43   $      10.57   $      10.49   $      10.38
                                                                        ============   ============   ============   ============

Total Investment Return**

       Based on net asset value per share                                   2.63%+++          6.82%          1.50%       3.90%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                                                2.00%*          1.98%          1.99%         2.11%*
                                                                        ============   ============   ============   ============
       Expenses                                                               2.00%*          1.98%          2.00%         2.11%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                  .10%*           .75%           .02%          .41%*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $      4,088   $      4,955   $      8,309   $     15,668
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     13.10%         58.17%         71.29%        106.91%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

     +++++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                                Class B

                                                                                                                   For the Period
                                                                         For the Six                                November 13,
                                                                         Months Ended      For the Year Ended        2002++ to
The following per share data and ratios have been derived                February 28,          August 31,            August 31,
from information provided in the financial statements.                       2006          2005           2004          2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      10.50   $      10.39   $      10.31   $      10.00
                                                                        ------------   ------------   ------------   ------------
       Investment loss--net                                                 (.03)***       (.01)***       (.08)***          (.03)
       Realized and unrealized gain--net                                         .26            .63            .16            .35
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                          .23            .62            .08            .32
                                                                        ------------   ------------   ------------   ------------

       Less dividends and distributions from:
           Investment income--net                                                 --             --        --+++++          (.01)
           Realized gain--net                                                  (.36)          (.51)             --             --
                                                                        ------------   ------------   ------------   ------------
       Total dividends and distributions                                       (.36)          (.51)        --+++++          (.01)
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      10.37   $      10.50   $      10.39   $      10.31
                                                                        ============   ============   ============   ============

Total Investment Return**

       Based on net asset value per share                                   2.21%+++          6.04%           .81%       3.20%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                                                2.76%*          2.75%          2.76%         2.88%*
                                                                        ============   ============   ============   ============
       Expenses                                                               2.76%*          2.75%          2.76%         2.88%*
                                                                        ============   ============   ============   ============
       Investment loss--net                                                  (.67%)*         (.06%)         (.74%)        (.36%)*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     70,772   $     79,793   $     96,961   $    117,426
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     13.10%         58.17%         71.29%        106.91%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

     +++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                                Class C

                                                                                                                   For the Period
                                                                         For the Six                                November 13,
                                                                         Months Ended      For the Year Ended        2002++ to
The following per share data and ratios have been derived                February 28,          August 31,            August 31,
from information provided in the financial statements.                       2006          2005           2004          2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      10.52   $      10.39   $      10.31   $      10.00
                                                                        ------------   ------------   ------------   ------------
       Investment loss--net                                                 (.04)***       (.01)***       (.08)***          (.03)
       Realized and unrealized gain--net                                        .27             .63            .16            .35
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                          .23            .62            .08            .32
                                                                        ------------   ------------   ------------   ------------
       Less dividends and distributions from:
           Investment income--net                                                 --             --             --          (.01)
           Realized gain--net                                                  (.36)          (.49)             --             --
                                                                        ------------   ------------   ------------   ------------
       Total dividends and distributions                                       (.36)          (.49)             --          (.01)
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      10.39   $      10.52   $      10.39   $      10.31
                                                                        ============   ============   ============   ============

Total Investment Return**

       Based on net asset value per share                                   2.17%+++          6.05%           .78%       3.20%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                                                2.77%*          2.75%          2.76%         2.88%*
                                                                        ============   ============   ============   ============
       Expenses                                                               2.77%*          2.75%          2.76%         2.88%*
                                                                        ============   ============   ============   ============
       Investment loss--net                                                  (.67%)*         (.06%)         (.75%)        (.36%)*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     46,564   $     53,459   $     71,216   $    101,111
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     13.10%         58.17%         71.29%        106.91%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Financial Highlights (concluded)
                                                                                                Class I

                                                                                                                   For the Period
                                                                         For the Six                                November 13,
                                                                         Months Ended      For the Year Ended        2002++ to
The following per share data and ratios have been derived                February 28,          August 31,            August 31,
from information provided in the financial statements.                       2006          2005           2004          2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      10.57   $      10.52   $      10.40   $      10.00
                                                                        ------------   ------------   ------------   ------------
       Investment income--net                                                 .02***         .10***         .03***            .06
       Realized and unrealized gain--net                                         .28            .63            .16            .35
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                          .30            .73            .19            .41
                                                                        ------------   ------------   ------------   ------------
       Less dividends and distributions from:
           Investment income--net                                                 --             --          (.07)          (.01)
           Realized gain--net                                                  (.45)          (.68)             --             --
                                                                        ------------   ------------   ------------   ------------
       Total dividends and distributions                                       (.45)          (.68)          (.07)          (.01)
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      10.42   $      10.57   $      10.52   $      10.40
                                                                        ============   ============   ============   ============

Total Investment Return**

       Based on net asset value per share                                   2.78%+++          7.03%          1.79%       4.10%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                                                1.75%*          1.73%          1.74%         1.86%*
                                                                        ============   ============   ============   ============
       Expenses                                                               1.75%*          1.73%          1.75%         1.86%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                  .35%*           .99%           .27%          .67%*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $      6,513   $      7,306   $     11,675   $     17,503
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     13.10%         58.17%         71.29%        106.91%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). The Fund is a separate diversified series of the Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after the Guarantee Maturity Date without the principal protection feature. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is automatically renewable.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account
                                 Maintenance       Distribution
                                         Fee                Fee

Class A                                 .25%                 --
Class B                                 .25%               .75%
Class C                                 .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2006, MLPF&S received contingent deferred sales charges of $194,047 relating to transactions in Class B Shares.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Notes to Financial Statements (continued)


The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 28, 2006, MLIM, LLC received $4,583 in securities lending agent fees.

In addition, MLPF&S received $4,666 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2006.

For the six months ended February 28, 2006, the Fund reimbursed MLIM $1,520 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including MLIM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2006, were $17,750,811 and $36,872,049 respectively.

Transactions in call options written for the six months ended February 28, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Options written                                   39    $        18,793
Options expired                                 (39)           (18,793)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                  --                 --
                                     ===============    ===============


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $16,037,981 and $44,278,072 for the six months ended February 28, 2006 and the year ended August 31, 2005, respectively.

Transactions in beneficial interest for each class were as follows:



Class A Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares issued to shareholders in
   reinvestment of distributions              15,131    $       158,731
Shares redeemed                             (91,993)          (973,650)
                                     ---------------    ---------------
Net decrease                                (76,862)    $     (814,919)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares issued to shareholders in
   reinvestment of distributions              38,340    $       398,731
Shares redeemed                            (361,735)        (3,783,704)
                                     ---------------    ---------------
Net decrease                               (323,395)    $   (3,384,973)
                                     ===============    ===============



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Notes to Financial Statements (concluded)


Class B Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares issued to shareholders in
   reinvestment of distributions             228,740    $     2,388,049
Shares redeemed                          (1,006,869)       (10,570,060)
                                     ---------------    ---------------
Net decrease                               (778,129)    $   (8,182,011)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares issued to shareholders in
   reinvestment of distributions             407,336    $     4,228,151
Shares redeemed                          (2,139,405)       (22,253,217)
                                     ---------------    ---------------
Net decrease                             (1,732,069)    $  (18,025,066)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares issued to shareholders in
   reinvestment of distributions             152,390    $     1,595,522
Shares redeemed                            (755,969)        (7,940,183)
                                     ---------------    ---------------
Net decrease                               (603,579)    $   (6,344,661)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares issued to shareholders in
   reinvestment of distributions             280,613    $     2,918,381
Shares redeemed                          (2,051,749)       (21,374,920)
                                     ---------------    ---------------
Net decrease                             (1,771,136)    $  (18,456,539)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares issued to shareholders in
   reinvestment of distributions              25,405    $       265,984
Shares redeemed                             (91,511)          (962,374)
                                     ---------------    ---------------
Net decrease                                (66,106)    $     (696,390)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares issued to shareholders in
   reinvestment of distributions              57,454    $       596,380
Shares redeemed                            (476,633)        (5,007,874)
                                     ---------------    ---------------
Net decrease                               (419,179)    $   (4,411,494)
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms. The Fund did not borrow under the credit agreement during the six months ended February 28, 2006.


If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-637-3863.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised entirely of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. Independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Trust by the personnel of the Investment Adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Trust's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Trust;
(c) a discussion by the Trust's portfolio management team of investment strategies used by the Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Trust shares, services related to the valuation and pricing of Trust portfolio holdings, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement in February, 2006, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance. The Board compared Trust performance - both including and excluding the effects of the Trust's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. For the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the first quintile for the one-year period and in the second quintile for the three-year period. The Board concluded that the nature and quality of the services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Trust's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Lawrence Fuller is the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. The Board also noted that Thomas Burke is the associate portfolio manager of the Fund. Mr. Fuller has more than 38 years' experience in portfolio management and Mr. Burke has more than 25 years' experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compares the Trust's total expenses to those of other comparable funds. The Board was advised by the Investment Adviser that there were no comparable clients or accounts with similar investment mandates. The Board noted that the Fund's contractual and actual management fee rates were lower than the median of management fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were above the median expenses charged by such comparable funds. The Board noted that the higher than median expenses primarily related to the expenses associated with a warranty agreement between the Fund and an unaffiliated third party. The Board also noted that if all the Fund's assets are irreversibly allocated to the Fund's Protection Component under the terms of the Warranty Agreement, the management fee will be reduced to 0.25%. The Board concluded that the Trust's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Trust by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Trust and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (concluded)


Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. While there was no evidence to date that the Trust's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.




Officers and Trustees


Robert C. Doll, Jr., President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND     FEBRUARY 28, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Principal Protected Fund of
Merrill Lynch Principal Protected Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: April 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: April 20, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: April 20, 2006